                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 22, 2004

                           SECOND BANCORP INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Ohio                                      0-15624           34-1547453
--------------------------------------------------------------------------------
(State of Incorporation)                  (Commission       (IRS Employer
                                          File Number)      Identification No.)

108 Main Avenue S.W., Warren, Ohio                          44482-1311
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 330-841-0123

ITEM 5. OTHER EVENTS

On January 22, 2004, the Company issued the following press release:

                       SECOND BANCORP REPORTS EARNINGS FOR
                             FOURTH QUARTER AND YEAR

WARREN, OHIO, JANUARY 22, 2004--SECOND BANCORP INCORPORATED (NASDAQ "SECD", "SECDP") reported net income for the fourth quarter 2003 of $4,149,000 or $.43 per diluted share compared to $3,428,000 or $.34 per diluted share for the same period last year. For the full year 2003, net income was substantially higher than the prior year's results finishing at $23,155,000 or $2.41 per diluted share compared to $18,000,000 or $1.79 a year ago, all as computed on a GAAP basis. For comparison purposes, reported 2003 earnings include a one time $3.65 million (or $.38 per diluted share) after-tax gain on the sale of two banking centers completed during the first quarter. In addition, year-ago earnings for the fourth quarter were restrained by non-operating merger costs and expenses associated with the implementation of subsidiary Second National Bank's branch reconfiguration strategy.

Returns on average assets (ROA) for the quarter and the year were .79% and 1.18% respectively (compared to .75% and 1.03% a year ago) and returns on average equity (ROE) were 12.42% for the quarter and 17.06% for the full year (compared to 9.99% and 13.42% respectively in 2002). Persistently low interest rates continued to compress the Company's net interest margin which was 3.00% for the just completed fourth quarter compared to 3.38% during the same period last year. For the year, net interest margin was 3.14% compared to 3.56% for 2002. The Company's efficiency ratio for the quarter was 69.12% and 59.63% for the year.

Second Bancorp President and Chief Executive Officer R. L. (Rick) Blossom stated "Including the first quarter branch sale, 2003 was the most profitable year in Second Bancorp's history reflecting the hard work of our highly skilled and dedicated staff of more than 600 associates. Though fourth quarter results were slowed by the combination of a narrowing net interest margin and reduced earnings from mortgage lending as refinancing activity abated, our business footings are solid and we look forward to becoming a significant contributor to our merger partner, Sky Financial Group."

Second Bancorp announced January 8, 2004 that it has entered with Sky Financial Group, Inc. into a definitive merger agreement under which Sky Financial will acquire all of Second Bancorp's outstanding shares in a stock-for-stock transaction. Under the agreement, Second Bancorp's common shareholders will receive 1.26 shares of Sky Financial stock for each of their shares in a $321 million or $33.05 per Second Bancorp common share deal valued as of the date of the announcement. The transaction, subject to Second Bancorp shareholder and regulatory approval, is expected to be completed at the end of the second quarter of 2004.

The Company also reported that its Board of Directors declared a nineteen cent ($.19) per share common dividend payable January 30, 2004 to shareholders of record on January 15. That dividend is unchanged from the previous quarter and is 5.6% higher than the dividend paid during the same quarter last year.

THIS ANNOUNCEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTIES, INCLUDING CHANGES IN GENERAL ECONOMIC AND FINANCIAL MARKET CONDITIONS AND THE COMPANY'S ABILITY TO EXECUTE ITS BUSINESS PLANS. ALTHOUGH MANAGEMENT BELIEVES THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, ACTUAL RESULTS MAY DIFFER MATERIALLY.

SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE REFERENCED PROPOSED TRANSACTION TO BE FILED BY SKY FINANCIAL GROUP, INC. AND SECOND BANCORP INCORPORATED WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Sky Financial and Second Bancorp, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/ prospectus also can be obtained, without charge, by directing a request to Sky Financial Group, Inc., 221 South Church Street, Bowling Green, Ohio 43402, Attention: Shareholder Relations (800-576-5007), or to Second Bancorp Incorporated, 108 Main Avenue, S.W., Warren, Ohio 44481, Attention: Executive Vice President and Secretary (330-841-0234).

Second Bancorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Second Bancorp in connection with the proposed merger transaction. Information about the directors and executive officers of Second Bancorp is available in its proxy statement filed with the SEC on March 5, 2003. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

Second Bancorp is a $2.1 billion financial holding company providing a full range of commercial and consumer banking, wealth management, insurance and investment products and services to communities in a nine county area of Northeastern Ohio through subsidiaries Second National Bank and Stouffer-Herzog Insurance Agency, Inc.

Additional information about Second Bancorp and information about products and services offered by Second National Bank can be found on the Web at www.secondnationalbank.com.

CONTACT: Christopher Stanitz, Executive Vice President and Secretary, at
330.841.0234 (phone), 330.841.0489 (fax) or cstanitz@secondnationalbank.com.

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                                 QUARTERLY DATA
                  (Dollars in thousands, except per share data)

                                                    Dec. 2003      Sept. 2003       June 2003      March 2003        Dec. 2002
                                                    ---------      ----------       ---------      ----------        ---------
EARNINGS:
   Net interest income                             $    14,181     $    13,817     $    13,790     $    14,083      $    13,946
   Provision for loan losses                             1,486           1,096           2,855           2,173            2,350
   Non-interest income                                   5,581           3,491          10,700          14,211            7,314
   Security gains (losses)                                 967           3,566               0              51              (67)
   Trading account losses                                    0               0               0               0                0
   Non-interest expense                                 13,998          13,076          14,016          13,673           14,575
   Federal income taxes                                  1,096           1,795           2,181           3,838              840
                                                   -----------     -----------     -----------     -----------      -----------
   NET INCOME                                      $     4,149     $     4,907     $     5,438     $     8,661      $     3,428
                                                   ===========     ===========     ===========     ===========      ===========
PER SHARE:
   Basic earnings                                         0.44            0.52            0.57            0.90             0.35
   Diluted earnings                                       0.43            0.51            0.57            0.89             0.34
   Common dividends                                       0.19            0.19            0.19            0.19             0.18
   Book value                                            14.47           14.34           14.81           14.36            13.91
   Tangible book value                                   12.17           12.05           12.40           11.95            11.69
   Market value                                          26.40           27.24           25.80           22.15            26.50
WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                             9,471,371       9,474,925       9,484,646       9,620,401        9,835,995
   Diluted                                           9,616,188       9,610,350       9,575,001       9,714,253        9,967,373
PERIOD END BALANCE SHEET:
   Assets                                          $ 2,116,530     $ 2,074,750     $ 1,926,233     $ 1,909,027      $ 1,894,775
   Securities                                          620,696         602,893         556,434         539,309          523,669
   Total loans                                       1,349,820       1,301,618       1,199,630       1,215,481        1,167,791
   Allowance for loan losses                            18,874          18,372          18,030          17,756           17,595
   Deposits                                          1,215,342       1,165,281       1,172,816       1,121,866        1,195,112
   Total shareholders' equity                          137,016         135,799         140,215         136,369          136,334
   Tier I capital                                      146,397         144,583         140,335         137,595          138,000
   Tier I ratio                                           10.2%           10.4%           10.8%           10.5%            10.8%
   Total capital                                       164,396         161,946         156,613         154,010          153,925
   Total capital ratio                                    11.4%           11.7%           12.0%           11.7%            12.1%
   Total risk-adjusted assets                        1,439,030       1,388,065       1,300,512       1,311,849        1,272,335
   Tier I leverage ratio                                   7.1%            7.3%            7.6%            7.5%             7.7%
AVERAGE BALANCE SHEET:
   Assets                                          $ 2,092,553     $ 2,004,789     $ 1,908,978     $ 1,869,524      $ 1,825,714
   Earning assets                                    1,957,682       1,871,145       1,789,611       1,750,900        1,712,604
   Loans                                             1,317,153       1,245,980       1,197,300       1,177,617        1,171,162
   Deposits                                          1,196,389       1,157,817       1,159,719       1,135,681        1,180,609
   Shareholders' equity                                133,653         134,844         139,269         135,254          137,229
KEY RATIOS: (%)
   Return on average assets (ROA)                         0.79            0.98            1.14            1.85             0.75
   Return on average
       shareholders' equity (ROE)                        12.42           14.56           15.62           25.61             9.99
   Net interest margin                                    3.00            3.06            3.19            3.33             3.38
   Net overhead                                           1.72            2.05            0.74           (0.12)            1.70
   Efficiency ratio                                      69.12           73.49           56.10           47.48            66.94
CREDIT QUALITY:
   Non-accrual loans                               $    13,348     $    12,735     $    12,238     $    12,709      $    13,123
   Restructured loans                                    1,017             461             340             374              378
   90 day past due and accruing                          8,879           8,625           7,231           6,623            5,692
                                                   -----------     -----------     -----------     -----------      -----------
   Non-performing loans                                 23,244          21,821          19,809          19,706           19,193
   Other real estate owned                                 713             753             621           1,270            1,371
                                                   -----------     -----------     -----------     -----------      -----------
   Non-performing assets                           $    23,957     $    22,574     $    20,430     $    20,976      $    20,564
                                                   ===========     ===========     ===========     ===========      ===========
   Charge-offs                                     $     1,111     $       918     $     2,721     $     2,213      $     2,558
   Recoveries                                              126             165             139             201              360
                                                   -----------     -----------     -----------     -----------      -----------
   Net charge-offs                                 $       985     $       753     $     2,582     $     2,012      $     2,198
                                                   ===========     ===========     ===========     ===========      ===========
   Allowance for loan losses as a percent
      of period-end loans (%)                             1.40            1.41            1.50            1.46             1.51
   Net charge-offs (annualized) as a percent
      of average loans (%)                                0.30            0.24            0.86            0.68             0.75
   Non-performing loans as a percent of loans             1.72            1.68            1.65            1.62             1.64
   Non-performing assets as a percent of assets           1.13            1.09            1.06            1.10             1.09

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                                YEAR-TO-DATE DATA
                  (Dollars in thousands, except per share data)

                                                    Dec. 2003      Sept. 2003       June 2003      March 2003        Dec. 2002
                                                    ---------      ----------       ---------      ----------        ---------
EARNINGS:
   Net interest income                             $    55,871     $    41,690     $    27,873     $    14,083      $    56,460
   Provision for loan losses                             7,610           6,124           5,028           2,173            6,159
   Non-interest income                                  33,983          28,402          24,911          14,211           22,853
   Security gains (losses)                               4,584           3,617              51              51              592
   Trading account losses                                    0               0               0               0              (20)
   Non-interest expense                                 54,763          40,765          27,689          13,673           49,496
   Federal income taxes                                  8,910           7,814           6,019           3,838            6,230
                                                   -----------     -----------     -----------     -----------      -----------
      NET INCOME                                   $    23,155     $    19,006     $    14,099     $     8,661      $    18,000
                                                   ===========     ===========     ===========     ===========      ===========
PER SHARE:
   Basic earnings                                         2.43            1.99            1.48            0.90             1.82
   Diluted earnings                                       2.41            1.97            1.46            0.89             1.79
   Common dividends                                       0.76            0.57            0.38            0.19             0.72
   Book value                                            14.47           14.34           14.81           14.36            13.97
   Tangible book value                                   12.17           12.05           12.40           11.95            11.75
   Market value                                          26.40           27.24           25.80           22.15            26.50
WEIGHTED AVERAGE SHARES OUTSTANDING:
   Basic                                             9,512,324       9,526,125       9,552,149       9,620,401        9,905,832
   Diluted                                           9,623,388       9,631,663       9,644,621       9,714,253       10,040,001
PERIOD END BALANCE SHEET:
   Assets                                          $ 2,116,530     $ 2,074,750     $ 1,926,233     $ 1,909,027      $ 1,894,775
   Securities                                          620,696         602,893         556,434         539,309          523,669
   Total loans                                       1,349,820       1,301,618       1,199,630       1,215,481        1,167,791
   Allowance for loan losses                            18,874          18,372          18,030          17,756           17,595
   Deposits                                          1,215,342       1,165,281       1,172,816       1,121,866        1,195,112
   Total shareholders' equity                          137,016         135,799         140,215         136,369          136,334
   Tier I capital                                      146,397         144,583         140,335         137,595          138,000
   Tier I ratio                                           10.2%           10.4%           10.8%           10.5%            10.8%
   Total capital                                       164,396         161,946         156,613         154,010          153,925
   Total capital ratio                                    11.4%           11.7%           12.0%           11.7%            12.1%
   Total risk-adjusted assets                        1,439,030       1,388,065       1,300,512       1,311,849        1,272,335
   Tier I leverage ratio                                   7.1%            7.3%            7.6%            7.5%             7.7%
AVERAGE BALANCE SHEET:
   Assets                                          $ 1,969,670     $ 1,928,259     $ 1,889,360     $ 1,869,524      $ 1,754,156
   Earning assets                                    1,842,980       1,804,326       1,770,363       1,750,900        1,642,907
   Loans                                             1,234,926       1,207,216       1,187,513       1,177,617        1,121,777
   Deposits                                          1,162,555       1,151,153       1,147,766       1,135,681        1,159,350
   Shareholders' equity                                135,748         136,454         137,273         135,254          134,178
KEY RATIOS: (%)
   Return on average assets (ROA)                         1.18            1.31            1.49            1.85             1.03
   Return on average
       shareholders' equity (ROE)                        17.06           18.57           20.54           25.61            13.42
   Net interest margin                                    3.14            3.19            3.26            3.33             3.56
   Net overhead                                           1.13            0.91            0.31           (0.12)            1.62
   Efficiency ratio                                      59.63           56.95           51.48           47.48            60.81
CREDIT QUALITY:
   Non-accrual loans                               $    13,348     $    12,735     $    12,238     $    12,709      $    13,123
   Restructured loans                                    1,017             461             340             374              378
   90 day past due and accruing                          8,879           8,625           7,231           6,623            5,692
                                                   -----------     -----------     -----------     -----------      -----------
   Non-performing loans                                 23,244          21,821          19,809          19,706           19,193
   Other real estate owned                                 713             753             621           1,270            1,371
                                                   -----------     -----------     -----------     -----------      -----------
   Non-performing assets                           $    23,957     $    22,574     $    20,430     $    20,976      $    20,564
                                                   ===========     ===========     ===========     ===========      ===========
    Charge-offs                                    $     6,963     $     5,852     $     4,934     $     2,213      $     6,584
    Recoveries                                             631             505             340             201            1,325
                                                   -----------     -----------     -----------     -----------      -----------
    Net charge-offs                                $     6,332     $     5,347     $     4,594     $     2,012      $     5,259
                                                   ===========     ===========     ===========     ===========      ===========
   Allowance for loan losses as a percent
      of period-end loans (%)                             1.40            1.41            1.50            1.46             1.51
   Net charge-offs (annualized) as a percent
      of average loans (%)                                0.51            0.59            0.77            0.68             0.47
   Non-performing loans as a percent of loans             1.72            1.68            1.65            1.62             1.64
   Non-performing assets as a percent of assets           1.13            1.09            1.06            1.10             1.09

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 QUARTERLY DATA
                  (Dollars in thousands, except per share data)

                                                     Dec. 2003     Sept. 2003       June 2003     March 2003      Dec. 2002
                                                     ---------     ----------       ---------     ----------      ---------
INTEREST INCOME
  Loans (including fees):
    Taxable                                         $    19,286    $    18,950     $    18,814    $    18,605    $    19,637
    Exempt from federal income taxes                        209            212             206            211            219
  Securities:
    Taxable                                               5,819          5,348           5,518          6,234          5,566
    Exempt from federal income taxes                        703            689             714            728            735
  Federal funds sold and other temp. investments             27             30             136            123            154
                                                    -----------    -----------     -----------    -----------    -----------
      Total interest income                              26,044         25,229          25,388         25,901         26,311
INTEREST EXPENSE
  Deposits                                                5,338          5,118           5,563          5,779          6,771
  Federal funds purchased and securities
    sold under agreements to repurchase                     682            613             596            581            700
  Note Payable                                               47             50              54             63             28
  Other borrowed funds                                        3              2               3              3             14
  Federal Home Loan Bank advances                         4,971          4,895           4,649          4,659          4,119
  Debentures and capital securities                         822            734             733            733            733
                                                    -----------    -----------     -----------    -----------    -----------
      Total interest expense                             11,863         11,412          11,598         11,818         12,365
                                                    -----------    -----------     -----------    -----------    -----------
      Net interest income                                14,181         13,817          13,790         14,083         13,946
Provision for loan losses                                 1,486          1,096           2,855          2,173          2,350
                                                    -----------    -----------     -----------    -----------    -----------
      Net interest income after
           provision for loan losses                     12,695         12,721          10,935         11,910         11,596
NON-INTEREST INCOME
  Mortgage banking income                                   441         (1,157)          6,550          4,358          2,658
  Service charges on deposit accounts                     1,628          1,549           1,555          1,527          1,587
  Trust fees                                                757            631             563            609            637
  Security gains  (losses)                                  967          3,566               0             51            (67)
  Gain on sale of banking centers                             0              0               0          5,619              0
  Other operating income                                  2,755          2,468           2,032          2,098          2,432
                                                    -----------    -----------     -----------    -----------    -----------
      Total non-interest income                           6,548          7,057          10,700         14,262          7,247
NON-INTEREST EXPENSE
  Salaries and employee benefits                          7,636          6,701           7,642          7,604          7,217
  Net occupancy                                           1,236          1,180           1,125          1,199          1,099
  Equipment                                                 909          1,045           1,059          1,039            742
  Professional services                                     805            707           1,138            767            648
  Assessment on deposits and other taxes                    222            501             388            392            354
  Amortization of intangible assets                         124            113             112            118            144
  Merger costs                                                0              0               0              0             10
  Banking center reconfiguration                              0              0               0              0          2,096
  Other operating expenses                                3,066          2,829           2,552          2,554          2,265
                                                    -----------    -----------     -----------    -----------    -----------
      Total non-interest expense                         13,998         13,076          14,016         13,673         14,575
                                                    -----------    -----------     -----------    -----------    -----------
Income before federal income taxes                        5,245          6,702           7,619         12,499          4,268
Income tax expense                                        1,096          1,795           2,181          3,838            840
                                                    -----------    -----------     -----------    -----------    -----------
Net income                                          $     4,149    $     4,907     $     5,438    $     8,661    $     3,428
                                                    ===========    ===========     ===========    ===========    ===========

NET INCOME PER COMMON SHARE:
      Basic                                         $      0.44    $      0.52     $      0.57    $      0.90    $      0.35
      Diluted                                       $      0.43    $      0.51     $      0.57    $      0.89    $      0.34
Weighted average common shares outstanding:
      Basic                                           9,471,371      9,474,925       9,484,646      9,620,401      9,835,995
      Diluted                                         9,616,188      9,610,350       9,575,001      9,714,253      9,967,373

Note: Fully taxable equivalent adjustment           $       491    $       485     $       495    $       506    $       514

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                YEAR-TO-DATE DATA
                  (Dollars in thousands, except per share data)

                                                     Dec. 2003     Sept. 2003      June 2003     March 2003      Dec. 2002
                                                     ---------     ----------      ---------     ----------      ---------
INTEREST INCOME
  Loans (including fees):
    Taxable                                         $    75,655    $    56,369    $    37,419    $    18,605    $    79,671
    Exempt from federal income taxes                        838            629            417            211            922
  Securities:                                                                0
    Taxable                                              22,919         17,100         11,752          6,234         22,648
    Exempt from federal income taxes                      2,834          2,131          1,442            728          2,946
  Federal funds sold and other temp. investments            316            289            259            123          1,085
                                                    -----------    -----------    -----------    -----------    -----------
      Total interest income                             102,562         76,518         51,289         25,901        107,272
INTEREST EXPENSE
  Deposits                                               21,798         16,460         11,342          5,779         29,400
  Federal funds purchased and securities
    sold under agreements to repurchase                   2,472          1,790          1,177            581          2,499
  Note Payable                                              214            167            117             63             38
  Other borrowed funds                                       11              8              6              3             42
  Federal Home Loan Bank advances                        19,174         14,203          9,308          4,659         15,900
  Debentures and capital securities                       3,022          2,200          1,466            733          2,933
                                                    -----------    -----------    -----------    -----------    -----------
      Total interest expense                             46,691         34,828         23,416         11,818         50,812
                                                    -----------    -----------    -----------    -----------    -----------
      Net interest income                                55,871         41,690         27,873         14,083         56,460
Provision for loan losses                                 7,610          6,124          5,028          2,173          6,159
                                                    -----------    -----------    -----------    -----------    -----------
      Net interest income after
           provision for loan losses                     48,261         35,566         22,845         11,910         50,301
NON-INTEREST INCOME
  Mortgage banking revenue                               10,194          9,751         10,908          4,358          6,409
  Service charges on deposit accounts                     6,259          4,631          3,082          1,527          5,823
  Trust fees                                              2,560          1,803          1,172            609          2,715
  Trading account losses                                      0              0              0              0            (20)
  Security gains (losses)                                 4,584          3,617             51             51            592
  Gain on sale of banking centers                         5,619          5,619          5,619          5,619              0
  Other operating income                                  9,351          6,598          4,130          2,098          7,906
                                                    -----------    -----------    -----------    -----------    -----------
      Total non-interest income                          38,567         32,019         24,962         14,262         23,425
NON-INTEREST EXPENSE
  Salaries and employee benefits                         29,583         21,947         15,246          7,604         26,345
  Net occupancy                                           4,740          3,504          2,324          1,199          4,480
  Equipment                                               4,052          3,143          2,098          1,039          3,898
  Professional services                                   3,417          2,612          1,905            767          2,139
  Assessment on deposits and other taxes                  1,503          1,281            780            392          1,397
  Amortization of intangible assets                         467            343            230            118            475
  Merger costs                                                0              0              0              0            134
  Banking center reconfiguration                              0              0              0              0          2,096
  Other operating expenses                               11,001          7,935          5,106          2,554          8,532
                                                    -----------    -----------    -----------    -----------    -----------
      Total non-interest expense                         54,763         40,765         27,689         13,673         49,496
                                                    -----------    -----------    -----------    -----------    -----------
Income before federal income taxes                       32,065         26,820         20,118         12,499         24,230
Income tax expense                                        8,910          7,814          6,019          3,838          6,230
                                                    -----------    -----------    -----------    -----------    -----------
Net income                                          $    23,155    $    19,006    $    14,099    $     8,661    $    18,000
                                                    -----------    -----------    -----------    -----------    -----------

NET INCOME PER COMMON SHARE:
      Basic                                         $      2.43    $      1.99    $      1.48    $      0.90    $      1.82
      Diluted                                       $      2.41    $      1.97    $      1.46    $      0.89    $      1.79
Weighted average common shares outstanding:
      Basic                                           9,512,324      9,526,125      9,552,149      9,620,401      9,905,832
      Diluted                                         9,623,388      9,631,663      9,644,621      9,714,253     10,040,001

Note: Fully taxable equivalent adjustment           $     1,977    $     1,486    $     1,001    $       506    $     2,083

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                       Dec. 31         Sept. 30        June 30         March 31        Dec. 31
                                                         2003            2003            2003            2003            2002
                                                     -----------     -----------     -----------     -----------     -----------
ASSETS
Cash and due from banks                              $    40,773     $    57,305     $    42,194     $    43,334     $    60,822
Federal funds sold and other temp. investments             6,529          13,128          44,505          29,523          61,449
Securities available-for-sale (at market value)          620,696         602,893         556,434         539,309         523,669
Loans:
  Commercial                                             631,170         598,762         571,788         558,499         542,693
  Consumer                                               399,137         372,826         339,723         325,819         322,840
  Real estate (including loans held for sale)            319,513         330,030         288,119         331,163         302,258
                                                     -----------     -----------     -----------     -----------     -----------
    Total loans                                        1,349,820       1,301,618       1,199,630       1,215,481       1,167,791
Less allowance for loan losses                            18,874          18,372          18,030          17,756          17,595
                                                     -----------     -----------     -----------     -----------     -----------
  Net loans                                            1,330,946       1,283,246       1,181,600       1,197,725       1,150,196
Premises and equipment                                    19,013          17,944          17,048          16,125          16,632
Accrued interest receivable                                8,501           8,710           8,289           9,414           8,762
Goodwill and intangible assets                            20,047          20,117          20,230          20,343          20,422
Servicing assets                                          20,936          19,827          14,880          13,743          12,403
Other assets                                              49,089          51,580          41,053          39,511          40,420
                                                     -----------     -----------     -----------     -----------     -----------
          Total assets                               $ 2,116,530     $ 2,074,750     $ 1,926,233     $ 1,909,027     $ 1,894,775
                                                     ===========     ===========     ===========     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand - non-interest bearing                      $   170,176     $   165,242     $   155,285     $   155,892     $   179,714
  Demand - interest bearing                              142,709         164,186         204,430         147,747         103,583
  Savings                                                346,851         350,231         347,722         363,443         405,437
  Time deposits                                          555,606         485,622         465,379         454,784         506,378
                                                     -----------     -----------     -----------     -----------     -----------
          Total deposits                               1,215,342       1,165,281       1,172,816       1,121,866       1,195,112

Federal funds purchased and securities sold under
  agreements to repurchase                               216,761         238,047         175,011         206,069         138,796
Note payable                                               7,750           7,750           7,750          14,000           7,000
Other borrowed funds                                       1,301           1,579           1,219             155           3,863
Accrued expenses and other liabilities                    14,524          17,562          19,612          20,089          17,331
Federal Home Loan Bank advances                          492,299         478,198         379,089         379,971         365,844
Debentures                                                31,537               0               0               0               0
Corporation-obligated mandatorily redeemable
      capital securities of subsidiary trust                   0          30,534          30,521          30,508          30,495
                                                     -----------     -----------     -----------     -----------     -----------
          Total liabilities                            1,979,514       1,938,951       1,786,018       1,772,658       1,758,441

Shareholders' equity:
  Common stock, no par value; 30,000,000 shares
       authorized;                                        42,973          42,815          41,750          41,745          41,763
  Treasury stock                                         (36,173)        (36,173)        (34,771)        (33,740)        (27,180)
  Other comprehensive income                                (834)            457           7,642           6,410           6,656
  Retained earnings                                      131,050         128,700         125,594         121,954         115,095
                                                     -----------     -----------     -----------     -----------     -----------
         Total shareholders' equity                      137,016         135,799         140,215         136,369         136,334
                                                     -----------     -----------     -----------     -----------     -----------
            Total liabilities and shareholders'
              equity                                 $ 2,116,530     $ 2,074,750     $ 1,926,233     $ 1,909,027     $ 1,894,775
                                                     ===========     ===========     ===========     ===========     ===========

Miscellaneous data:
  Common shares issued                                10,991,460      10,990,460      10,936,760      10,922,720      11,041,263
  Treasury shares                                      1,520,089       1,520,089       1,468,541       1,426,841       1,279,009
  Bank owned life insurance (in other assets)        $    34,742     $    34,149     $    33,769     $    33,489     $    33,086

  Loans serviced for others                          $ 1,750,733     $ 1,692,880     $ 1,631,790     $ 1,463,926     $ 1,320,316

  Goodwill                                           $    16,700     $    16,647     $    16,647     $    16,647     $    16,708
  Other intangibles                                        3,347           3,470           3,583           3,696           3,714
                                                     -----------     -----------     -----------     -----------     -----------
   Total goodwill and intangible assets              $    20,047     $    20,117     $    20,230     $    20,343     $    20,422
                                                     ===========     ===========     ===========     ===========     ===========

  Mortgage servicing rights (net of allowance)       $    20,512     $    19,378     $    14,429     $    13,299     $    11,967
  Other servicing assets                                     424             449             451             444             436
                                                     -----------     -----------     -----------     -----------     -----------
                                                     $    20,936     $    19,827     $    14,880     $    13,743     $    12,403
                                                     ===========     ===========     ===========     ===========     ===========

Valuation allowance for mortgage
   servicing rights included above                   $    (2,393)    $    (2,774)    $    (6,304)    $    (4,783)    $    (3,794)
                                                     ===========     ===========     ===========     ===========     ===========

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                              FOR THE QUARTER ENDED
                             (Dollars in Thousands)

ASSETS                                             Dec. 2003      Sept. 2003       June 2003      March 2003       Dec. 2002
------                                             ---------      ----------       ---------      ----------       ---------
Cash and demand balances
  due from banks                                  $    40,524     $    43,675     $    37,686     $    38,392     $    35,454
Federal funds sold and other temp. investments         12,219          14,697          50,390          44,849          47,197
Securities:
   Trading                                                  0               0               0               0               0
   Available-for-sale                                 628,310         610,468         541,921         528,434         494,245
                                                  -----------     -----------     -----------     -----------     -----------
      Total securities                                628,310         610,468         541,921         528,434         494,245
Loans:
  Commercial                                          613,183         584,553         562,499         551,882         533,996
  Consumer                                            389,303         353,299         336,303         324,729         323,939
  Real estate (including loans held for sale)         314,667         308,128         298,498         301,006         313,227
                                                  -----------     -----------     -----------     -----------     -----------
    Total loans                                     1,317,153       1,245,980       1,197,300       1,177,617       1,171,162
    Allowance for loan losses                          18,463          18,137          17,787          17,566          17,345
                                                  -----------     -----------     -----------     -----------     -----------
    Net loans                                       1,298,690       1,227,843       1,179,513       1,160,051       1,153,817
Premises and equipment                                 19,020          17,666          16,828          16,508          16,611
Goodwill and intangible assets                         20,076          20,166          20,282          20,461          19,676
Servicing assets                                       20,105          17,377          14,859          13,310          11,832
Other                                                  53,609          52,897          47,499          47,519          46,882
                                                  -----------     -----------     -----------     -----------     -----------
    Total assets                                  $ 2,092,553     $ 2,004,789     $ 1,908,978     $ 1,869,524     $ 1,825,714
                                                  ===========     ===========     ===========     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Demand deposits (non-interest bearing)          $   167,689     $   161,281     $   159,636     $   153,223     $   156,607
  Demand deposits (interest bearing)                  152,202         187,231         183,323         117,469         100,240
  Savings                                             353,391         346,965         356,281         382,673         411,109
  Time deposits                                       523,107         462,340         460,479         482,316         512,653
                                                  -----------     -----------     -----------     -----------     -----------
    Total deposits                                  1,196,389       1,157,817       1,159,719       1,135,681       1,180,609
  Federal funds purchased and securities sold
    under agreements to repurchase                    230,115         208,549         178,618         164,329         165,504
  Note payable                                          7,749           7,750           8,369           9,733           4,107
  Borrowed funds                                          370             563             186             455           1,281
  Accrued expenses and other
    liabilities                                        15,693          17,626          18,243          17,863          14,306
  Federal Home Loan Bank advances                     478,044         447,116         374,061         375,710         291,957
  Debentures and capital securities                    30,540          30,524          30,513          30,499          30,721
                                                  -----------     -----------     -----------     -----------     -----------
    Total liabilities                               1,958,900       1,869,945       1,769,709       1,734,270       1,688,485
Shareholders' equity:
  Common stock                                         42,839          42,506          41,747          41,757          41,153
  Treasury shares                                     (36,172)        (35,646)        (34,127)        (30,666)        (25,050)
  Other comprehensive income                           (2,128)            939           7,434           6,778           7,032
  Retained earnings                                   129,114         127,045         124,215         117,385         114,094
                                                  -----------     -----------     -----------     -----------     -----------
    Total shareholders' equity                        133,653         134,844         139,269         135,254         137,229
                                                  -----------     -----------     -----------     -----------     -----------
      Total liabilities and
        shareholders' equity                      $ 2,092,553     $ 2,004,789     $ 1,908,978     $ 1,869,524     $ 1,825,714
                                                  ===========     ===========     ===========     ===========     ===========

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
                       CONSOLIDATED AVERAGE BALANCE SHEETS
                       FOR THE YEAR-TO-DATE PERIOD ENDED:
                             (Dollars in Thousands)

ASSETS                                            Dec. 2003      Sept. 2003       June 2003      March 2003       Dec. 2002
------                                            ---------      ----------       ---------      ----------       ---------
Cash and demand balances
  due from banks                                 $    40,085     $    39,937     $    38,037     $    38,392     $    34,606
Federal funds sold                                    30,406          36,535          47,635          44,849          68,503
Securities:
   Trading                                                 0               0               0               0              40
   Available-for-sale                                577,648         560,575         535,215         528,434         452,587
                                                 -----------     -----------     -----------     -----------     -----------
      Total securities                               577,648         560,575         535,215         528,434         452,627
Loans:
  Commercial                                         578,215         566,431         557,220         551,882         517,185
  Consumer                                           351,092         338,215         330,548         324,729         313,760
  Real estate (including loans held for sale)        305,619         302,570         299,745         301,006         290,832
                                                 -----------     -----------     -----------     -----------     -----------
    Total loans                                    1,234,926       1,207,216       1,187,513       1,177,617       1,121,777
    Allowance for loan losses                         17,991          17,832          17,677          17,566          16,992
                                                 -----------     -----------     -----------     -----------     -----------
    Net loans                                      1,216,935       1,189,384       1,169,836       1,160,051       1,104,785
Premises and equipment                                17,513          17,005          16,669          16,508          16,602
Goodwill and intangible assets                        20,245          20,302          20,371          20,461          19,018
Servicing assets                                      16,434          15,197          14,089          13,310          10,520
Other                                                 50,404          49,324          47,508          47,519          47,495
                                                 -----------     -----------     -----------     -----------     -----------
    Total assets                                 $ 1,969,670     $ 1,928,259     $ 1,889,360     $ 1,869,524     $ 1,754,156
                                                 ===========     ===========     ===========     ===========     ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
  Demand deposits (non-interest bearing)         $   160,499     $   158,076     $   156,447     $   153,223     $   146,598
  Demand deposits (interest bearing)                 160,226         162,930         150,578         117,469         101,222
  Savings                                            359,712         361,842         369,404         382,673         374,313
  Time deposits                                      482,118         468,305         471,337         482,316         537,217
                                                 -----------     -----------     -----------     -----------     -----------
    Total deposits                                 1,162,555       1,151,153       1,147,766       1,135,681       1,159,350
  Federal funds purchased and securities sold
    under agreements to repurchase                   195,619         183,994         171,513         164,329         136,041
  Note payable                                         8,393           8,610           9,047           9,733           1,335
  Borrowed funds                                         394             402             320             455           1,726
  Accrued expenses and other
    liabilities                                       17,351          17,910          18,054          17,863          12,000
  Federal Home Loan Bank advances                    419,091         399,224         374,881         375,710         278,998
  Debentures and capital securities                   30,519          30,512          30,506          30,499          30,528
                                                 -----------     -----------     -----------     -----------     -----------
    Total liabilities                              1,833,922       1,791,805       1,752,087       1,734,270       1,619,978
Shareholders' equity:
  Common stock                                        42,216          42,006          41,752          41,757          39,177
  Treasury shares                                    (34,172)        (33,498)        (32,406)        (30,666)        (20,590)
  Net unrealized holding gains                         3,225           5,029           7,108           6,778           5,996
  Retained earnings                                  124,479         122,917         120,819         117,385         109,595
                                                 -----------     -----------     -----------     -----------     -----------
    Total shareholders' equity                       135,748         136,454         137,273         135,254         134,178
                                                 -----------     -----------     -----------     -----------     -----------
      Total liabilities and
        shareholders' equity                     $ 1,969,670     $ 1,928,259     $ 1,889,360     $ 1,869,524     $ 1,754,156
                                                 ===========     ===========     ===========     ===========     ===========

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
                FINANCIAL HIGHLIGHTS - NON-GAAP OPERATING RESULTS
                                 QUARTERLY DATA
                  (Dollars in thousands, except per share data)

                                                Dec. 2003      Sept. 2003     June 2003      March 2003     Dec. 2002
                                                ---------      ----------     ---------      ----------     ---------
EARNINGS:
   Net interest income                          $   14,181     $   13,817     $   13,790     $   14,083     $   13,946
   Provision for loan losses                         1,486          1,096          2,855          2,173          2,350
   Non-interest income                               5,581          3,491         10,700          8,592          7,314
   Security gains (losses)                             967          3,566              0             51            (67)
  Trading account losses                                 0              0              0              0              0
   Non-interest expense                             13,998         13,076         14,016         13,673         12,469
   Federal income taxes                              1,096          1,795          2,181          1,871          1,577
                                                ----------     ----------     ----------     ----------     ----------
      NET INCOME                                $    4,149     $    4,907     $    5,438     $    5,009     $    4,797
                                                ==========     ==========     ==========     ==========     ==========


KEY RATIOS: (%)

   Return on average assets (ROA)                     0.79           0.98           1.14           1.07           1.05
   Return on average
       shareholders' equity (ROE)                    12.42          14.56          15.62          14.81          13.98
   Net interest margin                                3.00           3.06           3.19           3.33           3.38
   Net overhead                                       1.72           2.05           0.74           1.16           1.20
   Efficiency ratio                                  69.12          73.49          56.10          58.98          57.27

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
              RECONCILIATION OF GAAP VS. NON-GAAP OPERATING RESULTS
                                 QUARTERLY DATA

                                                Dec. 2003      Sept. 2003     June 2003      March 2003     Dec. 2002
                                                ---------      ----------     ---------      ----------     ---------
   Net income                                   $    4,149     $    4,907     $    5,438     $    8,661     $    3,428
  Adjustments to GAAP to reflect
    Non-GAAP Operating Basis:
        Add non-recurring costs:
  Sale of banking centers                                0              0              0         (5,619)             0
  Merger costs                                           0              0              0              0             10
  Banking center reconfiguration                         0              0              0              0          2,096
                                                ----------     ----------     ----------     ----------     ----------
  Total adjustments                                      0              0              0         (5,619)         2,106
   Federal income taxes (benefit)                        0              0              0         (1,967)           737
                                                ----------     ----------     ----------     ----------     ----------
      Adjusted net income                       $    4,149     $    4,907     $    5,438     $    5,009     $    4,797
                                                ==========     ==========     ==========     ==========     ==========

             NOTE: RECAP OF INCOME FROM MORTGAGE BANKING ACTIVITIES

                                                Dec. 2003      Sept. 2003     June 2003      March 2003     Dec. 2002
                                                ---------      ----------     ---------      ----------     ---------
Gross income from servicing                     $      947     $    1,052     $      986     $      903     $      764
Amortization of MSRs                                  (790)        (2,723)        (2,101)        (1,549)        (2,322)
(Excess amortization) / net servicing income           157         (1,671)        (1,115)          (646)        (1,558)
Change in valuation allowance MSRs                     381          3,530         (1,522)          (989)          (707)
Net derivative gain (loss) - non hedging              (834)        (6,759)         3,035          1,805           (425)
                                                ----------     ----------     ----------     ----------     ----------
Income (loss) from Mortgage Servicing                 (296)        (4,900)           398            170         (2,690)
Gain on sale of mortgage loans                         737          3,743          6,152          4,188          5,348
Net mortgage banking revenue (loss)             $      441     $   (1,157)    $    6,550     $    4,358     $    2,658
                                                ==========     ==========     ==========     ==========     ==========

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
                FINANCIAL HIGHLIGHTS - NON-GAAP OPERATING RESULTS
                                YEAR-TO-DATE DATA
                  (Dollars in thousands, except per share data)

                                                Dec. 2003      Sept. 2003     June 2003      March 2003     Dec. 2002
                                                ---------      ----------     ---------      ----------     ---------
EARNINGS:
   Net interest income                          $   55,871     $   41,690     $   27,873     $   14,083     $   56,460
   Provision for loan losses                         7,610          6,124          5,028          2,173          6,159
   Non-interest income                              28,364         22,783         19,292          8,592         22,853
   Security gains (losses)                           4,584          3,617             51             51            592
  Trading account losses                                 0              0              0              0            (20)
   Non-interest expense                             54,763         40,765         27,689         13,673         47,266
   Federal income taxes                              6,943          5,847          4,052          1,871          7,011
                                                ----------     ----------     ----------     ----------     ----------
      NET INCOME                                $   19,503     $   15,354     $   10,447     $    5,009     $   19,449
                                                ==========     ==========     ==========     ==========     ==========

KEY RATIOS: (%)

   Return on average assets (ROA)                     0.99           1.06           1.11           1.07           1.11
   Return on average
       shareholders' equity (ROE)                    14.37          15.00          15.22          14.81          14.49
   Net interest margin                                3.14           3.19           3.26           3.33           3.56
   Net overhead                                       1.43           1.33           0.95           1.16           1.49
   Efficiency ratio                                  63.52          61.80          57.49          58.98          58.07

                  SECOND BANCORP INCORPORATED AND SUBSIDIARIES
              RECONCILIATION OF GAAP VS. NON-GAAP OPERATING RESULTS
                                YEAR-TO-DATE DATA

                                                Dec. 2003      Sept. 2003     June 2003      March 2003     Dec. 2002
                                                ---------      ----------     ---------      ----------     ---------
   Net income                                   $   23,155     $   19,006     $   14,099     $    8,661     $   18,000
  Adjustments to GAAP to reflect
    Non-GAAP Operating Basis:
        Add non-recurring costs:
                                                ----------     ----------     ----------     ----------     ----------
  Sale of banking centers                           (5,619)        (5,619)        (5,619)        (5,619)             0
  Merger costs                                           0              0              0              0            134
  Banking center reconfiguration                         0              0              0              0          2,096
  Total adjustments                                 (5,619)        (5,619)        (5,619)        (5,619)         2,230
   Federal income taxes (benefit)                   (1,967)        (1,967)        (1,967)        (1,967)           781
                                                ----------     ----------     ----------     ----------     ----------
      Adjusted net income                       $   19,503     $   15,354     $   10,447     $    5,009     $   19,449
                                                ==========     ==========     ==========     ==========     ==========

             NOTE: RECAP OF INCOME FROM MORTGAGE BANKING ACTIVITIES

                                                Dec. 2003      Sept. 2003     June 2003      March 2003     Dec. 2002
                                                ---------      ----------     ---------      ----------     ---------
Gross income from servicing                     $    3,888     $    2,941     $    1,889     $      903     $    2,691
Amortization of MSRs                                (7,163)        (6,373)        (3,650)        (1,549)        (4,335)
                                                ----------     ----------     ----------     ----------     ----------
(Excess amortization) / net servicing income        (3,275)        (3,432)        (1,761)          (646)        (1,644)
Change in valuation allowance MSRs                   1,400          1,019         (2,511)          (989)        (2,984)
Net derivative gain (loss) - non hedging            (2,753)        (1,919)         4,840          1,805            567
                                                ----------     ----------     ----------     ----------     ----------
Income (loss) from mortgage servicing               (4,628)        (4,332)           568            170         (4,061)
Gain on sale of mortgage loans                      14,822         14,083         10,340          4,188         10,470
                                                ----------     ----------     ----------     ----------     ----------
Net mortgage banking revenue                    $   10,194     $    9,751     $   10,908     $    4,358     $    6,409
                                                ==========     ==========     ==========     ==========     ==========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Second Bancorp Incorporated

Date: January 22, 2004                     /s/ David L. Kellerman
                                           -------------------------------------
                                           David L. Kellerman
                                           Chief Financial Officer and Treasurer